Exhibit 4.1

SUBJECT TO THE CANADA BUSINESS CORPORATIONS ACT
XENON PHARMACEUTICALS INC
NUMBER
GC4315495
SHARES
*1234567890*************
**12345678901************
***12345678901***********
****12345678901**********
*****12345678901*********
This Certifies That
* PROOF * GC4315495 * CA98420N1050 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES XENON PHARMACEUTICALS INC. * XENON PHARMACEUTICALS INC. * PROOF * GC4315495 * CA98420N1050 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES XENON PHARMACEUTICALS INC. * XENON PHARMACEUTICALS INC. * PROOF * GC4315495 * CA98420N1050 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES XENON PHARMACEUTICALS INC. * XENON PHARMACEUTICALS INC. * PROOF * GC4315495 * CA98420N1050 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES XENON PHARMACEUTICALS INC. * XENON PHARMACEUTICALS INC. * PROOF * GC4315495 * CA98420N1050 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES XENON PHARMACEUTICALS INC. * XENON PHARMACEUTICALS INC. * PROOF * GC4315495 * CA98420N1050 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES XENON PHARMACEUTICALS INC. * XENON PHARMACEUTICALS INC. * PROOF * GC4315495 * CA98420N1050 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES XENON PHARMACEUTICALS INC. * XENON PHARMACEUTICALS INC. * PROOF * GC4315495 * CA98420N1050 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES XENON PHARMACEUTICALS INC. * XENON PHARMACEUTICALS INC. * PROOF * GC4315495 * CA98420N1050 * 12345678901 FULLY PAID AND NON-ASSESSABLE COM
Is The Registered Holder Of
* PROOF * GC4315495 * CA98420N1050 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES XENON PHARMACEUTICALS INC. * XENON PHARMACEUTICALS INC. * PROOF * GC4315495 * CA98420N1050 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES XENON PHARMACEUTICALS INC. * XENON PHARMACEUTICALS INC. * PROOF * GC4315495 * CA98420N1050 * 12345678901 FULLY PAID AND NON-ASSESSABL
ISIN: CA98420N1050
CUSIP: 98420N105
FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT NOMINAL OR PAR VALUE
XENON PHARMACEUTICALS INC.
transferable only on the books of the Corporation by the registered holder hereof in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed.
This certificate is not valid until countersigned and registered by the Registrar and Transfer Agent duly authorized by the Corporation.
IN WITNESS WHEREOF the corporation has caused this Certificate to be signed by the facsimile signature of its duly authorized officers.
Chief Financial Officer
General Counsel and Corporate Secretary
The shares represented by this certificate are transferable at the offices CST Trust Company in Vancouver, British Columbia and Toronto, Ontario.
DATED: OCTOBER 03, 2014
COUNTERSIGNED AND REGISTERED CST TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY:
Authorized Signature
VANCOUVER
TORONTO
Printed by DATA BUSINESS FORMS
8913001 0 G PROOF – 00063815 SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO
999999999
G4215281
4315495

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ
THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK. PAPIER FILIGRANE, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.
For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto
(Print name(s) of person(s) to whom the securities are being transferred and the address for the register)
shares
(number of shares if blank, deemed to be all)
of the Corporation represented by this certificate, and hereby irrevocably constitutes and appoints the attorney of the undersigned to
transfer the said securities with full power of substitution in this matter:
Dated
Signature Guarantee(s)* Transferor(s) Signature(s)*
(the transfer cannot be processed without acceptable guarantees of all signatures)
*For transfers signed by the registered holder(s), their signatures(s) must correspond with the name(s) on the certificate in every particular, without changes.
In Canada and the US: a Medallion Guarantee obtained from a member of an acceptable Medallion Guarantee Program (STAMP, SEMP or MSP). Many banks, credit unions and broker dealers are members of a Medallion Guarantee Program. The guarantor must affix a stamp in the space above bearing the actual words “Medallion Guaranteed”.
In Canada: a Signature Guarantee obtained from a major Canadian Schedule I bank that is not a member of a Medallion Guarantee Program. The guarantor must affix a stamp in the space above bearing the actual words “Signature Guaranteed”.
Outside Canada and the US: holders must obtain a guarantee from a local financial institution that has a corresponding affiliate in Canada or the US that is a member of an acceptable Medallion Guarantee Program. The corresponding affiliate must over-guarantee the guarantee provided by the local financial institution.